SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 25,
1996




                    McKESSON CORPORATION
- --------------------------------------------------------------
(Exact name of registrant as specified in its charter)


     Delaware              1-13252                94-3207296
- --------------------------------------------------------------
(State or other       (Commission File       (I.R.S. Employer
jurisdiction of            Number)              Identification
incorporation)                                      Number)


McKesson Plaza
One Post Street
San Francisco, California                               94104
- --------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


                            (415) 983-8300
- --------------------------------------------------------------
(Registrant's telephone number, including area code )


















Item 5.   Other Events.
          ------------

On April 25, 1996, the Registrant announced that Mark A. Pulido has been elected President, Chief Operating Officer and a Director of the Registrant, effective May 20, 1996. He succeeds David E. McDowell, who announced his plans to resign as president earlier this month. The text of the press release regarding this announcement is set forth in Exhibi
(99) to this Current Report on Form 8-K.









Item 7.   Financial Statements, Pro Forma Financial Infomation
          ----------------------------------------------------

          and Exhibits.
          -------------

          (c)  Exhibits
               --------

               (99) Press Release issued by McKesson
                    Corporation on April 25, 1996






                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    McKESSON CORPORATION
                                        (Registrant)




Dated:  April 29, 1996        BY  /s/NANCY A. MILLER
                                  Vice President and Secretary
                             EXHIBIT INDEX

Exhibit
   No.                   Title
- -------   ---------------------------------------

(99) Press Release issued by McKesson Corporation on April 25,
     1996.

                                                Exhibit (99.1)

McKesson Corp.
  One Post Street, San Francisco CA 94104-5296 Tel 415 983
8300

Contact:  Janet Bley
          (415) 983-9357



MARK A. PULIDO ELECTED PRESIDENT AND
CHIEF OPERATING OFFICER OF McKESSON

SAN FRANCISCO, Thursday, April 25, 1996 -- McKesson Corp. announced today the election of Mark A. Pulido, 43, as its president and chief operating officer, effective May 20, 1996. Pulido also was elected a director of McKesson. He will succeed David E. McDowell, who announced his plans to resign as president earlier this month. McDowell will continue with McKesson in a senior advisory capacity.

     Pulido has worked in the healthcare industry his entire career. After completing graduate studies, he spent 13 years in the wholesale pharmaceutical distribution business, starting with McKesson Drug Company. He joined Red Line Healthcare Corporation, a Sandoz affiliate and the nation's largest provider of medical supplies and reimbursement services to the long-term care industry, where he rose to the post of chairman, president and chief executive officer. Most recently he served as chief executive officer of Sandoz Pharmaceuticals Corporation where he was responsible for all aspects of that company's U.S. pharmaceutical, consumer products and generic drug business.

     In making the announcement, Alan Seelenfreund, McKesson's chairman and chief executive officer, said, "We are very pleased to have Mark Pulido join the McKesson senior management team. He is uniquely qualified to provide the leadership that is essential for this critical position. His broad industry experience and success will enable us to continue to find innovative solutions to our provider and supplier customers' needs. Additionally, his approach to business and his management style are an excellent fit with the culture of McKesson. We know Mark well as a former colleague, competitor and partner. He is a proven and highly skilled executive who can lead our businesses to achieve superior performance."

     Mark Pulido said, "McKesson is a uniquely positioned market leader with a strong customer focus and excellent ability to deliver results for pharmaceutical manufacturers and providers. I am excited about being on the McKesson team as we capture growth and create value by managing the flow of pharmaceuticals from manufacturer to patient."

     Pulido earned a B.S. degree from the University of Arizona
College of Pharmacy and an M.S. in pharmacy administration from the University of Minnesota College of
Pharmacy.

     McKesson Corp., with annual revenues of more than $13 billion, is a leading provider of pharmaceuticals and health care products and services. Through McKesson Drug Company, McKesson Health Systems and a Canadian subsidiary, Medis Health and Pharmaceutical Services, McKesson is the largest distributor of pharmaceuticals and health care products in North America. Headquartered in San Francisco, McKesson is listed on the New York and Pacific stock exchanges (MCK).

                            # # #


McKesson news releases are available at no charge through McKesson's NewsOnDemand fax service.
To immediately receive an index of available releases, call
1-800-344-6495 and press 2.